SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report
(Date of earliest event reported):	June 21, 2005 -----------------------

SEMPRA ENERGY
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(Exact name of registrant as specified in its charter)

CALIFORNIA --------------------------------	1-14201 --------------------------------	33-0732627 --------------------------------
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.

101 ASH STREET, SAN DIEGO, CALIFORNIA ------------------------------------------------------------------	92101 ----------------------
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(619) 696-2034 -------------------

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(Former name or former address, if changed since last report.)

FORM 8-K

ITEM 8.01 OTHER EVENTS

The following information supplements the information contained in the registrant's Annual Report on Form 10-K for the year ended December 31, 2004 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 filed with the Securities and Exchange Commission.

Legal Proceedings

DWR Contract

As previously reported, in 2003 Sempra Generation was awarded summary judgment in its favor in a California Superior Court civil action between Sempra Generation and the California Department of Water and Power (DWR), in which the DWR sought to void its 10-year contract expiring in 2011 under which the company sells electricity to the DWR. The DWR filed an appeal of this ruling to the California Court of Appeals in January 2004.

On June 21, 2005, the California Court of Appeals reversed the summary judgment decision concluding that the contract language was ambiguous and the DWR's claims for breach of contract and misrepresentation present triable issues of material fact that must be addressed by further evidence and proceedings in the trial court. Sempra Generation is reviewing the Court of Appeals decision to determine whether to seek further appellate review.

The DWR contract and additional legal proceedings relating to the contract are described in the registrant's Annual Report on Form 10-K for the year ended December 31, 2004 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.

Continental Forge Class Action Litigation

As previously reported, class-action and individual antitrust and unfair competition lawsuits filed in 2000 and thereafter, and currently consolidated in San Diego Superior Court, allege that Sempra Energy, Southern California Gas Company (SoCalGas) and San Diego Gas & Electric Company (SDG&E), along with El Paso Natural Gas Company (El Paso) and several of its affiliates, unlawfully sought to control natural gas and electricity markets. In December 2003, the Court approved a settlement whereby the applicable El Paso entities agreed to pay approximately $1.6 billion to resolve these and other claims (including cases involving claims not applicable to Sempra Energy, SoCalGas or SDG&E). The proceeding against Sempra Energy, SoCalGas and SDG&E has not been resolved and continues to be litigated. The plaintiffs' damage claims, as revised, assert damages of approximately $23 billion (after applicable trebling). Trial is scheduled to commence on September 2, 2005.

On June 22, 2005, Sempra Energy, SoCalGas and SDG&E filed a petition with the Federal Energy Regulatory Commission (FERC) seeking a declaratory order that FERC has exclusive jurisdiction with respect to the issues raised in the San Diego Superior Court litigation that preempts the California proceedings. The Superior Court has previously rejected assertions of FERC exclusive jurisdiction and a FERC ruling favorable to Sempra Energy, SoCalGas and SDG&E would not, in itself, dispose of the California litigation.

Additional legal proceedings arising out of the California energy crisis are summarized in the registrant's Annual Report on Form 10-K for the year ended December 31, 2004 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMPRA ENERGY
(Registrant)

Date: June 22, 2005	By: /s/ F. H. Ault -----------------------------------------
F. H. Ault Sr. Vice President and Controller